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                                                                    Exhibit 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





To Independence Bancorp, Inc.:

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 19, 1996 included in Independence Bancorp, Inc's Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in this Registration Statement on Form S-4.



                                                             ARTHUR ANDERSEN LLP

Roseland, New Jersey
November 15, 1996